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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 29, 2003


          INDYMAC MBS, INC. (as depositor under the Pooling and
          Servicing Agreement, dated as of December 1, 2003, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2003-N).

                               INDYMAC MBS, INC.
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            (Exact name of registrant as specified in its charter)

              Delaware                 333-102888              95-4791925
  --------------------------------    -------------       ------------------
   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)

      155 North Lake Avenue
       Pasadena, California                                       91101
       --------------------                                      --------
       (Address of Principal                                    (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300

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Item 5.    Other Events.
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     On December 29, 2003, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-N (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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   Not applicable.

   Not applicable.

   Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of December 1, 2003, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INDYMAC MBS, INC.



                                      By:  /s/ Victor H. Woodworth
                                           ----------------------------
                                           Victor H. Woodworth
                                           Vice President

Dated:  February 11, 2004

                                 Exhibit Index



Exhibit                                                                   Page
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   99.1. Pooling and Servicing Agreement, dated as of December 1, 2003,
         by and among, the Company, IndyMac and the Trustee                 5